FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        March 28, 2003 (March 28, 2003)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)
                         645 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94088
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000



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Item 5. Other Events.

     On May 7, 2003, we filed our Annual Report on Form 10-K for our fiscal year ended January 3, 2003 (the "10-K"). We omitted from the 10-K certain information required under Form 10-K, Part III, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information was omitted pursuant to Form 10-K, General Instruction G(3). General Instruction G(3) provides that information required by Part III may be incorporated by reference from the registrant's definitive proxy statement (filed or to be filed pursuant to Regulation 13A under the Exchange Act) which involves the election of directors, if such definitive proxy statement is filed with the Commission not later than 120 days after the end of the fiscal year covered by the Form 10-K.

     Attached as Exhibit 99.1 of this Current Report on Form 8-K is the information required to be filed pursuant to Part III that we intend to include in our Definitive Proxy Statement to be filed with the Commission not later than 120 days after January 3, 2003.


Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.
99.1 Part III of Annual Report on Form 10K for the fiscal year ended January 3, 2003.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TRIMBLE NAVIGATION LIMITED
                                                   a California corporation


         Dated: March 28, 2003                     /s/ Mary Ellen Genovese
                                                   -----------------------
                                                   Mary Ellen Genovese
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Part III of Annual Report on Form 10K for the fiscal year ended January 3, 2003.